NEWPARK

# Newpark Resources Presentation

## November 2014

NYSE: NR

NEWPARK

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2013, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, operating hazards inherent in the oil and natural gas industry, our international operations, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

NEWPARK

# COMPANY OVERVIEW

## Consolidated Revenues



Revenues ($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
16% CAGR
$667
$909
$984
$1,042
$795
$812
2010
2011
2012
2013
2014
First Nine Months
Full Year

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

**Revenue by Segment***



13%
87%

**Operating Income by Segment***



40%
60%
Fluids Systems
Mats and Integrated Services

*First nine months 2014, excluding Corporate Office

# GLOBAL PRESENCE


2014 Revenue by Region - $812 million
Canada
EMEA
Latin America
APAC
U.S.
7%
16%
8%
3%
66%

# STRATEGIC DRIVERS – TECHNOLOGY

- **Driving to be the recognized technology leader in each of our business units**

- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - New worldwide technology center opened in June 2013

- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior well-site surface and environmental protection
  - Spill Containment System (patent pending) to be launched in November 2014





NEWPARK

# Strategic Drivers – International Expansion

- **International expansion is key to our strategy**
  - Stability of revenue; longer term contracts
  - Mostly IOC's and NOC's
  - Fewer Competitors
  - Key contract start-ups in 2014:
    - Kuwait Oil Company
    - Black Sea contract with a Super Major
    - Cairn in India
  - Two recent multi-year contract awards scheduled to start in 2015:
    - ENI, Offshore Libya
    - Egypt land operations



First Nine Months
Full Year
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
24% CAGR
$62
$88
$140
$143
$175
$216
$251
$277
$215
$224
2006 2007 2008 2009 2010 2011 2012 2013 2014

NEWPARK

# STRATEGIC DRIVERS – CUSTOMER SUPPORT


ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OILFIELD SERVICES
Customer Satisfaction
2013
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Rated 1st in
Drilling-related Services
OILFIELD SERVICES
Rated 1st in
Fluids, Chemicals & Proppants
OILFIELD PRODUCTS
Rated 1st in
HSE
OILFIELD SERVICES
Rated 1st in
Onshore Gulf Coast
OILFIELD SERVICES
Rated 1st in
U.S. & Canada
OILFIELD SERVICES
Rated 1st in
Job Quality
OILFIELD SERVICES
Rated 1st for
HPHT Applications
OILFIELD PRODUCTS
Rated 1st in
Shale-oriented Applications
OILFIELD PRODUCTS
Rated 1st in
Interior Texas & Mid-Continent
OILFIELD SERVICES
Rated 1st in
Post-sale Support
OILFIELD PRODUCTS
Rated 1st in
Onshore Applications
OILFIELD SERVICES

- **Focused on backing our leading technology with superior customer support**
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Strengthens customer relationships**
- **Consistently recognized by EnergyPoint Research, an independent customer service survey company**

# Fluids Systems - Overview



Total Segment Revenues
Revenues ($ millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
First Nine Months
Full Year
$409
$598
$799
$862
$926
$714
$704
2009
2010
2011
2012
2013
2014

*Based on company data

- Largest independent drilling fluids provider
  - 3rd largest drilling fluids company worldwide*
- Leading the industry in the development of new fluids technology
- Expanding activities with IOC's/NOC's
  - Leveraging relationships globally
- Investing in growth opportunities
  - Gaining market share in NAM while expanding footprint internationally

# FLUIDS SYSTEMS – NORTH AMERICA



North American Revenues
Revenue ($ millions)
First Nine Months
Full Year
$268
$425
$585
$615
$654
$503
$489
$0
$100
$200
$300
$400
$500
$600
$700
2009
2010
2011
2012
2013
2014



Market Share % by Region (First Nine Months 2014)(1)
Market Share % (rigs)
0%
5%
10%
15%
20%
25%
30%
35%
27%
25%
8%
7%
6%
16%
13%
16%
East Texas
Louisiana
North Dakota
Northeast
Oklahoma
Rockies
South Texas
West Texas

- Serves most North American basins
- Approximately 13%[1] share of total U.S. market in 2014
- First half 2014 revenue negatively impacted by two key customers and exit of completion services business; Q3 2014 back above prior year levels

[1] Based on company data

NEWPARK

# Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Romania, Italy, Tunisia, Libya
- **2014 benefiting from new contracts in the Black Sea, Kuwait and India**
- **Recent contract awards in offshore Libya and Egypt to begin in 2015**

**EMEA Revenues**



First Nine Months
Full Year
Revenues ($ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$137
$108
$125
2009
2010
2011
2012
2013
2014



sonatrach
Eni
MOL
PETROM
Member of OMV Group
TOTAL
OMV
Kuwait Oil Company
HESS
ExxonMobil
REPSOL

# Fluids Systems – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Selectively reducing exposure to Petrobras while preserving ability to pursue IOC opportunities longer-term


Latin America Revenues
Revenues ($ millions)
$120
$100
$80
$60
$40
$20
$0
First Nine Months
Full Year
$25
$61
$76
$87
$99
$74
$69
2009
2010
2011
2012
2013
2014


Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
TOTAL
ExxonMobil
Statoil
STARFISH
OIL & GAS
ALVORADA PETRÓLEO

NEWPARK

# Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Looking to further penetrate market with Evolution System
- Activity levels soft in 2014, expecting modest recovery in 2015


Asia Pacific Revenues
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Revenues ($ millions)
$25
$42
$36
$28
$21
2011*
2012
2013
2014
First Nine Months
Full Year

*Business acquired in April 2011


MIGHTY RIVER POWER
Santos
We have the energy.
QGC
TAG Oil
Drillsearch
contact
NEW ZEALAND ENERGY CORP.
origin

# EVOLUTION TECHNOLOGY

- Evolution system continues to demonstrate superior drilling performance
- Patent covering Evolution System issued in January 2014
- Premium margin compared to traditional fluid systems
- Investing in new chemical blend plant and distribution warehouse for Evolution and other proprietary products


Evolution Revenues
First Nine Months
Full Year
Revenues ($ millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
$120
$86
$183
2010
2011
2012
2013
2014


Revenue Mix - 2014
26%
74%
All other products
Evolution


Evolution by Region - 2014
4%
10%
86%
APAC
EMEA
North America

# Expansion into Deepwater GOM

- **Foundation established in Brazil**
  - Recently expanded into Black Sea
- **Looking to leverage our experience globally, starting in Gulf of Mexico**
  - Approximately $800M drilling fluids market*
  - Expected growth over the next 3-5 years
  - Limited presence historically
- **Investing $30M in infrastructure in Fourchon, LA shore base to upgrade capabilities and significantly expand capacity**
  - Project expected to be completed in late 2015

*Based on company data

NEWPARK

# MATS & INTEGRATED SERVICES

- Leading provider in composite matting products
- Reduces operator's costs and improves environmental protection during drilling and completion phase
- Patented technology has elevated barriers to entry
- Seeking to accelerate growth by expanding into new markets
  - Manufacturing expansion coming on-line in Q1 2015 will nearly double production capacity



Total Segment Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
First Nine Months
Full Year
$37
$69
$110
$122
$116
$81
$108
2009
2010
2011
2012
2013
2014

ExxonMobil
Xcel Energy
Chevron
Cabot Oil & Gas Corporation
Anadarko Petroleum Corporation

NEWPARK

# MATS & INTEGRATED SERVICES

- **Revenues include rentals and sale of DURA-BASE composite mats**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
- **Manufacturing capacity limited until expansion completed**
  - Allocation for mat sales has been limited by strong demand in rental
  - Rental business expanding beyond the U.S. following December 2013 acquisition in U.K.
- **Expanding markets within North America including recent entry into utility and pipeline**



Revenues by Type
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
Rental and Services
Mat Sales
$12
$25
$23
$46
$42
$68
$63
$59
$45
$71
$15
$93
2009
2010
2011
2012
2013
First Nine Months 2014

NEWPARK

# DURA-BASE Spill Containment System

- Enhancement of the DURA-BASE technology introduces sealing technology to contain spills on the mat surface

- Applications include drilling and completions phase

- Formal launch in November 2014





NEWPARK

# FINANCIAL SUMMARY



Revenue and EBITDA Margin*
First Nine Months
Full Year
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
$667
$909
$984
$1,042
$795
$812
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
EBITDA Margin
2010
2011
2012
2013
2014

*Reflects reported operating income plus depreciation and amortization expense, as a percent of consolidated revenues



Weighted Average Shares Outstanding (Basic)
First Nine Months
Full Year
95
90
85
80
75
Shares Outstanding (millions)
90.0
87.5
85.1
83.3
2011
2012
2013
2014

- **Recent improvements in EBITDA margin driven by ongoing efforts to improve sales and product mix**
- **Utilizing share repurchase programs to reduce outstanding share count**
  - Executed $107 million of share re-purchases, since 2012 (average price of $8.86 per share)

NEWPARK

# SUMMARY

- **Differentiating through technology and driving operational efficiency**
  - Evolution family of high-performance water based fluid systems
  - DURA-BASE composite mat systems

- **Investing in future growth**
  - Fluids deepwater market penetration
  - Mats manufacturing expansion

- **Expanding global footprint**

- **Maintaining capital discipline**

# APPENDIX

NEWPARK

# Consolidated Statements of Operations

| (Unaudited) | Three Months Ended | | | Nine Months Ended | |
|---|---|---|---|---|---|
| (In thousands, except per share data) | September 30, 2014 | June 30, 2014 | September 30, 2013 | September 30, 2014 | September 30, 2013 |
| Revenues | $ 296,964 | $ 272,466 | $ 268,132 | $ 812,254 | $ 795,431 |
| Cost of revenues | 228,661 | 214,711 | 218,864 | 639,932 | 654,309 |
| Selling, general and administrative expenses | 28,754 | 27,981 | 23,846 | 82,258 | 69,545 |
| Other operating expense (income), net | 117 | (2,042) | (223) | (1,941) | (525) |
| Operating income | 39,432 | 31,816 | 25,645 | 92,005 | 72,102 |
| Foreign currency exchange loss (gain) | 1,221 | (1,805) | 975 | (530) | 1,082 |
| Interest expense, net | 2,321 | 2,830 | 2,728 | 8,071 | 8,050 |
| Income from continuing operations before income taxes | 35,890 | 30,791 | 21,942 | 84,464 | 62,970 |
| Provision for income taxes | 12,398 | 10,462 | 6,511 | 28,901 | 20,813 |
| Income from continuing operations | 23,492 | 20,329 | 15,431 | 55,563 | 42,157 |
| Income from discontinued operations, net of tax | - | - | 3,329 | 1,152 | 9,642 |
| Gain from disposal of discontinued operations, net of tax | - | - | - | 22,117 | - |
| Net income | $ 23,492 | $ 20,329 | $ 18,760 | $ 78,832 | $ 51,799 |
| Income per common share -basic: | | | | | |
| Income from continuing operations | $ 0.29 | $ 0.24 | $ 0.18 | $ 0.67 | $ 0.50 |
| Income from discontinued operations | - | - | 0.04 | 0.28 | 0.11 |
| Net income | $ 0.29 | $ 0.24 | $ 0.22 | $ 0.95 | $ 0.61 |
| Income per common share -diluted: | | | | | |
| Income from continuing operations | $ 0.25 | $ 0.21 | $ 0.16 | $ 0.59 | $ 0.45 |
| Income from discontinued operations | - | - | 0.04 | 0.23 | 0.09 |
| Net income | $ 0.25 | $ 0.21 | $ 0.20 | $ 0.82 | $ 0.54 |

NEWPARK

# OPERATING SEGMENT RESULTS

| (Unaudited) | Three Months Ended | | |
|---|---|---|---|
| (In thousands) | September 30, 2014 | June 30, 2014 | September 30, 2013 |
| **Revenues** | | | |
| Fluids systems | $ 251,234 | $ 241,386 | $ 233,020 |
| Mats and integrated services | 45,730 | 31,080 | 35,112 |
| Total revenues | $ 296,964 | $ 272,466 | $ 268,132 |
| **Operating income (loss)** | | | |
| Fluids systems | $ 27,756 | $ 27,571 | $ 17,140 |
| Mats and integrated services | 20,541 | 13,653 | 15,345 |
| Corporate office | (8,865) | (9,408) | (6,840) |
| Total operating income | $ 39,432 | $ 31,816 | $ 25,645 |
| **Segment operating margin** | | | |
| Fluids systems | 11.0% | 11.4% | 7.4% |
| Mats and integrated services | 44.9% | 43.9% | 43.7% |

NEWPARK

# CONSOLIDATED BALANCE SHEETS

(Unaudited)

| (In thousands, except share data) | September 30, 2014 | December 31, 2013 |
|---|---|---|
| **ASSETS** | | |
| Cash and cash equivalents | $ 41,390 | $ 65,840 |
| Receivables, net | 331,109 | 268,529 |
| Inventories | 198,140 | 189,680 |
| Deferred tax assets | 9,054 | 11,272 |
| Prepaid expenses and other current assets | 17,082 | 11,016 |
| Assets of discontinued operations | - | 13,103 |
| Total current assets | 596,775 | 559,440 |
| Property, plant and equipment, net | 273,565 | 217,010 |
| Goodwill | 92,876 | 94,064 |
| Other intangible assets, net | 18,942 | 25,900 |
| Other assets | 4,947 | 6,086 |
| Assets of discontinued operations | - | 65,917 |
| Total assets | $ 987,105 | $ 968,417 |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | |
| Short-term debt | $ 8,802 | $ 12,867 |
| Accounts payable | 94,763 | 88,586 |
| Accrued liabilities | 57,385 | 46,341 |
| Liabilities of discontinued operations | - | 5,957 |
| Total current liabilities | 160,950 | 153,751 |
| Long-term debt, less current portion | 172,499 | 172,786 |
| Deferred tax liabilities | 31,591 | 27,060 |
| Other noncurrent liabilities | 12,449 | 11,026 |
| Liabilities of discontinued operations | - | 22,740 |
| Total liabilities | 377,489 | 387,363 |
| Commitments and contingencies | | |
| Common stock, $0.01 par value, 200,000,000 shares authorized and 99,186,913 and 98,030,839 shares issued, respectively | 992 | 980 |
| Paid-in capital | 517,649 | 504,675 |
| Accumulated other comprehensive loss | (21,047) | (9,484) |
| Retained earnings | 239,170 | 160,338 |
| Treasury stock, at cost; 15,186,553 and 10,832,845 shares, respectively | (127,148) | (75,455) |
| Total stockholders' equity | 609,616 | 581,054 |
| Total liabilities and stockholders' equity | $ 987,105 | $ 968,417 |

NEWPARK

# CONSOLIDATED STATEMENTS OF CASH FLOW

| (Unaudited) | Nine Months Ended September 30, | |
|---|---|---|
| (In thousands) | 2014 | 2013 |
| **Cash flows from operating activities:** | | |
| Net income | $ 78,832 | $ 51,799 |
| Adjustments to reconcile net income to net cash provided by operations: | | |
| Depreciation and amortization | 30,925 | 33,138 |
| Stock-based compensation expense | 9,092 | 6,954 |
| Provision for deferred income taxes | (5,277) | (311) |
| Net provision for doubtful accounts | 1,226 | 221 |
| Gain on sale of a business | (33,974) | - |
| Gain on sale of assets | (1,351) | (437) |
| Excess tax benefit from stock-based compensation | (1,175) | (2,020) |
| Change in assets and liabilities: | | |
| (Increase) decrease in receivables | (60,348) | 1,210 |
| (Increase) decrease in inventories | (11,973) | 2,964 |
| (Increase) decrease in other assets | (6,170) | 828 |
| Increase (decrease) in accounts payable | 7,531 | (11,832) |
| Increase in accrued liabilities and other | 15,544 | 13,175 |
| **Net cash provided by operating activities** | 22,882 | 95,689 |
| **Cash flows from investing activities:** | | |
| Capital expenditures | (84,710) | (52,550) |
| Proceeds from sale of property, plant and equipment | 3,144 | 1,248 |
| Proceeds from sale of a business | 89,766 | - |
| **Net cash provided by (used in) investing activities** | 8,200 | (51,302) |
| **Cash flows from financing activities:** | | |
| Borrowings on lines of credit | 54,665 | 215,994 |
| Payments on lines of credit | (58,897) | (243,141) |
| Other financing activities | (43) | (25) |
| Proceeds from employee stock plans | 3,104 | 8,102 |
| Purchases of treasury stock | (52,892) | (4,227) |
| Excess tax benefit from stock-based compensation | 1,175 | 2,020 |
| **Net cash used in financing activities** | (52,888) | (21,277) |
| Effect of exchange rate changes on cash | (2,644) | (547) |
| Net (decrease) increase in cash and cash equivalents | (24,450) | 22,563 |
| Cash and cash equivalents at beginning of year | 65,840 | 46,846 |
| Cash and cash equivalents at end of period | $ 41,390 | $ 69,409 |

# Experienced Leadership

| | |
|---|---|
| • **Paul Howes** | President & CEO |
| • **Gregg Piontek** | VP & CFO |
| • **Mark Airola** | SVP, GC & Admin Officer |
| • **Bruce Smith** | President<br>*Fluids Systems* |
| • **Jeff Juergens** | President<br>*Mats & Integrated Services* |

NEWPARK

# Management Biographies

**Paul L. Howes, President & CEO**: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

**Gregg S. Piontek, VP & CFO**: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

**Mark J. Airola, Sr. VP, GC & Admin Officer**: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

# Management Biographies

**Bruce C. Smith, Executive VP and President Fluids Systems**: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

**Jeffery L. Juergens, President Mats and Integrated Services** : Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.